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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ADVANCED ENERGY INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

April 25, 2006
Dear Stockholders,
      After printing the definitive proxy statement for the 2006 Annual Meeting of Stockholders of Advanced Energy Industries, Inc. (the “Proxy Statement”), we discovered an error with respect to how we reported restricted stock awards in the Summary Compensation Table in the Proxy Statement.
      The updated version of the Summary Compensation Table is provided below:
Summary Compensation Table

					Long-Term Compensation
					Awards

						Restricted
	Annual Compensation				Securities	Stock	All Other
					Underlying	Awards	Compensation
Name and Principal Position	Year	Salary($)	Bonus($)		Options(#)	($)(1)	($)(2)

Douglas S. Schatz	2005	237,000	96,000		93,000	188,403	27,000
Chairman of the Board,	2004	391,000	—		85,000		34,000
Former Chief Executive	2003	391,000	—		100,000		32,000
Officer and President(3)
Hans Georg Betz	2005	193,500	113,000		140,000	478,000	70,000	(5)
Chief Executive Officer
and President(4)
Charles S. Rhoades	2005	285,000	107,000		36,000	71,500	37,000	(7)
Chief Operating Officer(6)	2004	229,000	5,000		65,000		134,000	(7)
	2003	224,000	26,000	(8)	20,000		39,000	(7)
James G. Guilmart	2005	265,000	75,000	(10)	10,000	10,725	11,000
Senior Vice President,	2004	265,000	51,000	(10)	15,000		11,000
Sales(9)	2003	265,000	42,000	(10)	20,000		11,000
Mark D. Hartman	2005	125,000	44,000		—	11,440	2,000
Principal Financial and
Accounting Officer(11)
Michael El-Hillow	2005	280,000	61,000		34,000	68,283	11,000
Former Executive Vice	2004	269,000	20,000		70,000		11,000
President and Chief Financial	2003	235,000	—		80,000		14,000
Officer(12)
Linda A. Capuano	2005	184,000	—		27,000	54,698	143,000
Former Executive Vice	2004	39,000	—		75,000		175,000	(14)
President and Chief Technology
Officer(13)

(1)	Restricted stock units vest with respect to 10% of the award on the first anniversary of the grant date, 20% on the second anniversary of the grant date, 30% on the third anniversary of the grant date and 40% on the fourth anniversary of the grant date. No dividends are paid on restricted stock units.

(2)	Reflects car allowances and amounts contributed by Advanced Energy under Advanced Energy’s 401(k) profit sharing plan, except as otherwise noted.

(3)	Mr. Schatz served as Chief Executive Officer and President of Advanced Energy through his retirement in July 2005. Mr. Schatz continues to serve as Chairman of the Board of Directors. Advanced Energy awarded Mr. Schatz 26,350 restricted stock units on January 31, 2005. At December 31, 2005, the value of such 26,350 restricted stock units held by Mr. Schatz was $311,721.

(4)	Dr. Betz was appointed Chief Executive Officer and President of Advanced Energy effective August 2005. Advanced Energy awarded Dr. Betz 50,000 restricted stock units on August 1, 2005. At December 31, 2005, the value of such 50,000 restricted stock units held by Dr. Betz was $591,500.

(5)	Includes payment on behalf of Dr. Betz for relocation costs and temporary housing of $60,000 in 2005.

(6)	Mr. Rhoades joined Advanced Energy in September 2002 as Senior Vice President and General Manager of Control Systems and Instrumentation. In August 2004, he was appointed Executive Vice President of Products and Operations. In December 2005, he was appointed Chief Operating Officer. Advanced Energy awarded Mr. Rhoades 10,000 restricted stock units on January 31, 2005. At December 31, 2005, the value of such 10,000 restricted stock units held by Mr. Rhoades was $118,300.

(7)	Includes payments on behalf of Mr. Rhoades for relocation costs and temporary housing of $26,000 in 2005, $130,000 in 2004 and $36,000 in 2003.

(8)	2003 amount represents a performance bonus earned and paid in 2003, the terms of which were agreed upon at hire.

(9)	Advanced Energy awarded Mr. Guilmart 1,500 restricted stock units on January 31, 2005. At December 31, 2005, the value of such 1,500 restricted stock units held by Mr. Guilmart was $17,745.

(10)	Includes sales commissions paid to Mr. Guilmart of $35,000 in 2005, $51,000 in 2004 and $42,000 in 2003.

(11)	Mr. Hartman was designated Principal Financial and Accounting Officer effective December 31, 2005, upon the departure of Mr. El-Hillow, Chief Financial Officer. Advanced Energy awarded Mr. Hartman 1,600 restricted stock units on January 31, 2005. At December 31, 2005, the value of such 1,600 restricted stock units held by Mr. Hartman was $18,928.

(12)	Mr. El-Hillow served as Executive Vice President of Finance and Administration and Chief Financial Officer until December 30, 2005. Advanced Energy awarded Mr. El-Hillow 9,550 restricted stock units, all of which terminated pursuant to the termination of his employment effective December 30, 2005.

(13)	Dr. Capuano served as Executive Vice President and Chief Technology Officer of Advanced Energy from October 2004 to August 2005. She served as a consultant to Advanced Energy from April 2004 to October 2004. Advanced Energy awarded Dr. Capuano 7,650 restricted stock units, all of which terminated pursuant to the termination of her employment effective August 22, 2005.

(14)	Includes consulting fees of $173,000 paid to Dr. Capuano for the period from April 2004 to October 2004, prior to joining Advanced Energy.
     Adjournment of Annual Meeting
      To allow you additional time to consider the information in this letter, the Board of Directors of the Company intends to adjourn the 2006 Annual Meeting of Stockholders after determination of a quorum and before consideration of any of the proposals set forth in the Proxy Statement. The Annual Meeting, scheduled to be held on May 3, 2006, will be adjourned to May 24, 2006, at 10:00 a.m. The meeting, as adjourned, will continue to be held at the Company’s corporate offices at 1625 Sharp Point Drive, Fort Collins, Colorado 80525.
      If you have already delivered your proxy prior to receiving this letter, you do not need to take any action unless you wish to revoke or change your vote on any of the proposals. If you wish to revoke or change your vote before the meeting, you may revoke your proxy by delivering notice to Jay Margulies, our Secretary, at Advanced Energy Industries, Inc., 1625 Sharp Point Drive, Fort Collins, Colorado 80525, stating that you wish to revoke your proxy or by delivering another proxy with a later date. You may vote your shares by attending the meeting in person but, if you have delivered a proxy before the meeting, you must revoke it before the meeting begins. Attending the meeting will not automatically revoke your previously-delivered proxy.